                                            ANNUAL REPORT  |  December 31 , 2001

                                                                      The Strong

                                                               Aggressive Growth

                                                                           Funds

                              [PHOTO APPEARS HERE]

              Strong Enterprise Fund

               Strong Growth 20 Fund

          Strong Technology 100 Fund

    Strong U.S. Emerging Growth Fund

                                                                   [STRONG LOGO]

                                            ANNUAL REPORT  |  December 31 , 2001

                                                                      The Strong

                                                               Aggressive Growth

                                                                           Funds



Table of Contents


Investment Reviews

     Strong Enterprise Fund ......................................2
     Strong Growth 20 Fund .......................................4
     Strong Technology 100 Fund ..................................6
     Strong U.S. Emerging Growth Fund ............................8

Shareholder Meeting Results .....................................10

Financial Information

     Schedules of Investments in Securities
         Strong Enterprise Fund .................................11
         Strong Growth 20 Fund ..................................12
         Strong Technology 100 Fund .............................13
         Strong U.S. Emerging Growth Fund .......................15
     Statements of Assets and Liabilities .......................17
     Statements of Operations ...................................19
     Statements of Changes in Net Assets ........................21
     Notes to Financial Statements ..............................22

Financial Highlights ............................................28

Report of Independent Accountants ...............................31

Directors and Officers ..........................................32

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Market Update -- January 1 to December 31, 2001

This coming August will mark 20 years of incredible economic expansion for the United States. While the good times have not been entirely free of bumps (these last two years especially have had their share of trying moments), since 1982 we have experienced a period of prosperity nearly unparalleled in human history.

The wealth created during this two-decade BOOM goes far beyond what any of us could have imagined. During this time, the Dow Jones Industrial Average, an indicator of our economic health, moved from 800 to 10,000 -- an astonishing 1300% increase!

The rapid rate of change we witnessed in the last 20 years, led by technological advances that transformed the way we live, has become the norm. We take for granted cell phones that always keep us in touch, laptops with DVD players that allow us to watch classic movies while we wait for connections at the airport, and MP3 players that let us carry decades of digitized music in our pocket. Dick Tracy's old decoder watch, which many of us dreamed about as kids, seems like an antique by comparison.

We've come to take for granted technological change and its inevitable financial benefits. We seem to assume, that as Americans, it's our birthright. Many of us believe that once we get past this current bump in the economic road, things will return to the state of ever-expanding opportunity that we've all come to expect. Sounds great, doesn't it? As a student of economic history, I believe that we should question that theory.

As it's often said, "We live in interesting times." There is ample reason for optimism and hope. But there are also storm clouds on the horizon -- a war against terrorism, the disaster that is Enron, continued economic depression in Japan, and the bankruptcy of an American institution called K-Mart. All in all, it's a good time for reflection.

In the spring of 2000, a representative group of Americans was asked what sort of stock market returns they expected for the next five years. In the midst of enjoying the heady stock market of the 1990s, the average answer was a return of more than 20%. That, they figured, would be the norm. I was a little shocked, but hardly surprised. Things had been so good for so long that the average investor had lost touch with historical reality.

                                                          continued on next page

Annual Returns S&P 500

Year     S&P 500 Returns        Year    S&P 500 Returns
------------------------        -----------------------
1926        11.62%              1964        16.48%
1927        37.49%              1965        12.45%
1928        43.61%              1966       -10.06%
1929        -8.42%              1967        23.98%
1930       -24.90%              1968        11.06%
1931       -43.34%              1969        -8.50%
1932        -8.19%              1970         4.01%
1933        53.99%              1971        14.31%
1934        -1.44%              1972        18.98%
1935        47.67%              1973       -14.66%
1936        33.92%              1974       -26.47%
1937       -35.03%              1975        37.20%
1938        31.12%              1976        23.84%
1939        -0.41%              1977        -7.18%
1940        -9.78%              1978         6.56%
1941       -11.59%              1979        18.44%
1942        20.34%              1980        32.42%
1943        25.90%              1981        -4.91%
1944        19.75%              1982        21.41%
1945        36.44%              1983        22.51%
1946        -8.07%              1984         6.27%
1947         5.71%              1985        32.16%
1948         5.50%              1986        18.47%
1949        18.79%              1987         5.23%
1950        31.71%              1988        16.81%
1951        24.02%              1989        31.49%
1952        18.37%              1990        -3.17%
1953        -0.99%              1991        30.55%
1954        52.62%              1992         7.67%
1955        31.56%              1993         9.99%
1956         6.56%              1994         1.31%
1957       -10.78%              1995        37.43%
1958        43.36%              1996        23.07%
1959        11.96%              1997        33.36%
1960         0.05%              1998        28.58%
1961        26.89%              1999        21.04%
1962        -8.73%              2000        -9.11%
1963        22.80%              2001       -11.88%

       ANNUALIZED COMPOUNDED RATE OF RETURN
                     10.70%

Performance is historical and does not represent future results. This chart is for illustrative purposes only and does not represent the performance of any specific investment. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. Source: International Strategy & Investment Portfolio S trategy Report

The table to the left, which traces the annual returns of the stock market since 1926, is a sobering snapshot of reality.

Please take a moment to study this table. What it shows, indisputably, is that since 1926, the stock market has generated an annualized compounded rate of return of 10.7%. There is a lot of distance--and a lot of dollars--between that number and the 20 % plus number that those investors were dreaming about.

A 10.7% annualized compounded return over almost 75 years is remarkable. That chart demonstrates what great capacity for growth we've had in the United States, and imagine what great opportunities may be available in the 21st century.

What you need in order to share in the good economic times to come is a proper appreciation for time and its effect on saving and investing. Time is your greatest ally. Time--and patience.

We should all believe in the lessons of history. Those who learn from and practice the lessons of the past have a distinct advantage in reaching their financial goals.

I've been a professional investor for 35 years, and a student of history for longer than that. The lessons I've learned about human behavior and investing have helped me immeasurably. It's my hope that the following lessons I've learned over time will help you as well:

  1. Historical returns for the stock market have been 10.7%. It's not reasonable to continue to expect the 20% plus returns we experienced in the 1990s. Investors should expect returns that are closer to normal--a "reversion to the mean."

  2. Like the Bible says, seven good years are usually followed by seven lean ones. Trying to figure out the exact moment when the good markets end and the bad ones begin is a difficult exercise. A balanced portfolio is best. For many investors, a balanced portfolio of half stocks and half bonds may be appropriate.

  3. During the 100 years of the 20th century, nearly half of the stock market's returns came in the form of dividends, not appreciation. I think dividends will regain their importance in the years ahead.

  4. After 20 years of mostly boom times, stock valuations are historically very high. Contrary to what we may have heard, VALUATIONS MATTER!

  5. Steer clear of fancy sales pitches about investments. If it sounds too good to be true, it probably is. Let common sense rule the day.

  6. Now, like never before, YOU are responsible for your own financial future (401(k) plans, IRAs, Keoghs, etc.). We all need to establish sensible goals and formulate a plan to reach them. Then stick to it!

The events of September 11 have demonstrated just how fragile the world really is. Coming on the heels of a couple of rocky years in the stock market, our tolerance for risk is way down. But there are always opportunities. At the moment, for investors with a greater risk tolerance, I think that small- and mid-cap stocks look quite attractive.

Here at Strong, we have dedicated professionals to help you set your goals, build an investment portfolio, and manage it. Please contact us should you need information or advice.

                                                   /s/ Dick Strong

Strong Enterprise Fund
================================================================================

A meeting of shareholders was held on July 20, 2001. See page 10 for information about the results of this meeting.

Your Fund's Approach

The Strong Enterprise Fund seeks capital growth. It generally invests, under normal conditions, in stocks of small- and medium-capitalization companies, though it may invest in companies of any size. It focuses on companies that the manager believes are positioned for rapid growth of revenue and earnings. The Fund's manager strives to find leading companies in rapidly growing industries such as business services, computer and digital products, financial services, health-care services, Internet-related companies, medical technology, retail, and telecommunications. Companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy also may be attractive candidates for the portfolio. To a limited extent, the Fund may invest in foreign securities.

                    Growth of an Assumed $10,000 Investment
                            From 9-30-98 to 12-31-01

[GRAPHIC]

              The Strong     Russell Midcap/TM/  S&P MidCap   Lipper Mid-Cap
Date       Enterprise Fund       Index*          400 Index*  Growth Funds Index*

Sep 98        $10,000           $10,000           $10,000        $10,000
Dec 98        $14,743           $11,844           $12,817        $12,595
Mar 99        $17,255           $11,788           $11,999        $13,062
Jun 99        $20,732           $13,068           $13,697        $14,633
Sep 99        $24,777           $11,945           $12,548        $14,779
Dec 99        $42,436           $14,003           $14,703        $21,879
Mar 00        $48,127           $15,415           $16,568        $25,000
Jun 00        $40,378           $14,720           $16,021        $22,820
Sep 00        $39,360           $15,722           $17,967        $23,545
Dec 00        $29,801           $15,158           $17,275        $18,350
Mar 01        $23,435           $13,567           $15,415        $14,132
Jun 01        $25,694           $14,861           $17,443        $16,064
Sep 01        $19,916           $12,207           $14,554        $12,151
Dec 01        $23,257           $14,306           $17,172        $14,484

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap/TM/ Index, the S&P MidCap 400 Index ("S&P MidCap 400"), and the Lipper Mid-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. We are replacing the S&P MidCap 400 Index with the Russell Midcap/TM/ Index, as we believe the Russell Midcap/TM/ Index more accurately reflects the Fund's investment program. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q:   How did your Fund perform?

A: For investors in aggressive growth funds, 2001 will be a year remembered not for how much your fund returned, but rather how little it lost. Because of our negative outlook through much of the year on the economy in general and the technology and telecommunications sectors specifically, the Fund experienced significant outperformance in the first and third quarters, when the market was weak, and forfeited much of that outperformance when the market was rapidly advancing in the second and fourth quarters.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: For much of the year, we firmly believed that the U.S. economy was in a recession. However, this view did not match the consensus until a recession was officially declared in late October. Because many small- and mid-cap companies are younger businesses with less diversified revenue streams, a recessionary backdrop creates a particularly challenging environment for them. In responding to such challenges, it is fairly typical for these companies to scale back growth plans, reduce spending, and draw down inventories in an effort to weather the anticipated economic storm. Such actions often result in earnings disappointments and stock-price declines. Because the Enterprise Fund seeks to invest in these smaller companies given their attractive longer-term growth prospects relative to larger companies, the Fund was not immune to the impact of their short-term underperformance.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The Fund seeks to invest in small-and mid-size companies with above-average growth prospects that are run by excellent management teams. We were generally unwilling to pay a premium for companies throughout the year that we felt had valuations that did not fully reflect the deteriorating state of the economy, their industries, and their customers. Such was the case in the technology and telecommunications sectors through much of the year. Although there were times in March and September when extremely bearish sentiment prevailed and valuations approached trough levels, these periods were both preceded and followed by near-manic run-ups in valuations.

     Our strategy through much of the year was to manage risk by underweighting technology and telecommunications. The challenge was to find pockets of the market that could replace this exposure without our strategy becoming overly defensive. This resulted in our overweighting different sectors throughout the year, beginning with healthcare services and energy in January, and financials and consumer stocks by mid-year. Some of our larger holdings during the period included companies that we felt were leaders in their industries, capable of weathering the economic storm and actually taking share from competitors to make up for slower growth. One example is Echostar Communications, a company that has proven victorious in the direct-to-home satellite television battle with Direct TV.

Q:   What is your future outlook?

A: As we look into 2002, we anticipate that conditions will improve in relation to the dramatic deterioration we experienced in 2001. More important than the eventual improvement, however, will be the rate of improvement and its impact on earnings-growth rates. Current valuation levels in many technology and traditional cyclical companies reflect assumptions of a rapid reacceleration in growth rates. However, we see a very real possibility of a weak job market continuing as companies deal with excess capacity and bloated cost structures.

     Such an environment could continue to pressure stock valuations downward until the market reaches a level that is reflective of a slower-growth environment. We view all of this as healthy for the long-term market outlook and as a tremendous opportunity for those of us who regularly question what we should pay for each company that we consider as a possible investment.

     We appreciate your continued confidence in the Strong Enterprise Fund.

     Thomas J. Pence
     Portfolio Manager

Average Annual Total Returns
As of 12-31-01

Investor Class
-----------------------------------------------

          1-year                        -21.96%

          3-year                         16.41%

          Since Fund Inception           29.65%
          (9-30-98)

Advisor Class/1/
-----------------------------------------------

          1-year                        -22.15%

          3-year                         16.09%

          Since Fund Inception           29.30%
          (9-30-98)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

     Because smaller companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

* The Russell Midcap/TM/ Index is an unmanaged index generally representative of the U.S. stock market for medium-capitalization stocks. The S&P MidCap 400 Index is an unmanaged index generally representative of the U.S. market for medium-capitalization stocks. The Lipper Mid-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell and S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Growth 20 Fund
================================================================================
A meeting of shareholders was held on July 20, 2001. See page 10 for information about the results of this meeting.

Your Fund's Approach

The Strong Growth 20 Fund seeks capital growth. It focuses, under normal conditions, on the stocks of 20 to 30 companies that its manager believes have favorable prospects for accelerating growth of earnings, but are selling at reasonable valuations based on their earnings, cash flow, or asset value. The portfolio can include stocks of any size. The Fund writes put and call options. To a limited extent, the Fund may also invest in foreign securities.

                    Growth of an Assumed $10,000 Investment
                            From 6-30-97 to 12-31-01

                  The Strong                                Lipper Multi-Cap
                Growth 20 Fund        S&P 500 Index*        Growth Fund Index*
Jun 97             $10,000               $10,000              $10,000
Sep 97             $11,995               $10,749              $11,294
Dec 97             $11,387               $11,057              $10,955
Mar 98             $12,424               $12,599              $12,500
Jun 98             $13,129               $13,015              $12,789
Sep 98             $12,092               $11,722              $10,901
Dec 98             $15,545               $14,217              $13,672
Mar 99             $17,972               $14,925              $14,539
Jun 99             $18,891               $15,977              $15,626
Sep 99             $19,748               $14,980              $15,034
Dec 99             $32,563               $17,208              $20,009
Mar 00             $39,590               $17,602              $22,882
Jun 00             $35,646               $17,136              $21,489
Sep 00             $39,016               $16,970              $21,667
Dec 00             $29,199               $15,643              $17,597
Mar 01             $20,764               $13,790              $13,683
Jun 01             $19,973               $14,596              $14,999
Sep 01             $15,279               $12,454              $11,038
Dec 01             $17,127               $13,785              $13,170

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q:   How did your Fund perform?

A: Simply stated, 2001 was a difficult year for growth-stock investors and for the Strong Growth 20 Fund. Managed as a concentrated growth-stock portfolio, the Fund declined sharply during the first ten months of the year as the bear market that began in 2000 continued into this year. Despite the Federal Reserve's accommodative interest rate cuts, growth stocks (particularly in technology) remained under severe pressure throughout the year. Negative capital spending trends and an absence of earnings visibility were the primary factors hurting the sector. Once it became clear, in the aftermath of September 11, that the economy was in a recession, the markets and the Fund reached a low point. After bottoming on September 21, the markets and the Fund had a fair recovery, driven in part by early successes in the war on terrorism, aggressive Federal Reserve policy, and the resilience of U.S. consumer spending.

Q: What market conditions, events, and other factors impacted your Fund's performance?

A: The Fund's poor relative performance was due, almost entirely, to the fallout between the battle between an aggressively supportive Federal Reserve policy on one side, and growing signs of economic uncertainty on the other. One of our long-held investment tenets is "Don't fight the Fed." As the Federal Reserve moved extremely aggressively, lowering the Federal Funds rate from 6.5% at the start of the year to 1.75% at its end, we opted to position the portfolio in the types of stocks likely to benefit most from a resurgent economy. Many of these cyclical, or economy-sensitive, stocks were in the technology sector.

     Unfortunately, the Fed's actions were not able to overcome heightened uncertainty about the war on terrorism and the fragile economy. Consumers and businesses postponed discretionary spending, triggering a recession. The combined earnings of the companies in the S&P 500 fell by more than 25% compared with year 2000 levels. On the positive side, the Fed's continued rate cuts and the apparent military success in Afghanistan restored some confidence in the U.S. markets in the fourth quarter.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The Fund's holdings in the technology sector took a toll on performance in 2001. Our decision to overweight this sector, more than any other decision we made, was responsible for the Fund's poor performance in 2001.

     On the brighter side, our holdings in consumer cyclical issues, most notably retailers Best Buy, Lowe's, and Kohl's Department Stores, added the most value to performance during the period. The resilience of U.S. consumer spending, despite widespread corporate layoffs and economic uncertainty, has surprised most experts. The Fund also benefited from investments in more stable growth companies, such as Laboratory Corporation of America and Medtronic. Finally, in the last two months of the year, we saw a sharp rebound in many of the Fund's technology holdings as the market began to anticipate an economic recovery.

Q:   What is your future outlook?

A: Competing viewpoints remain in the marketplace. The bears continue to point to persistent deterioration in corporate profits, operating margins, and sales growth. The bulls, on the other hand, believe we will see greater benefit from the Fed's rate cuts in the coming year. Although it is difficult to ascertain the degree of economic recovery we will see, we believe it should be only a matter of time before the U.S. economy and overall corporate earnings growth begin to rebound. The recent successes in the war against terrorism and signs of an economic recovery point to better times ahead, particularly for growth stocks. Historically, growth stocks tend to lead other sectors out of a sluggish economic environment, and at this point we believe they will do so again.

     We appreciate your patience and support after such a difficult period and are looking for better times in the coming quarters. Thank you for your investment in the Strong Growth 20 Fund.

     Ronald C. Ognar
     Portfolio Manager

Average Annual Total Returns
As of 12-31-01

Investor Class
----------------------------------------
   1-year                        -41.35%

   3-year                          3.28%

   Since Fund Inception           12.70%
   (6-30-97)

Advisor Class/1/
----------------------------------------
   1-year                        -41.38%

   3-year                          3.07%

   Since Fund Inception           12.45%
   (6-30-97)

The Fund's return since inception was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

     The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility and market pressure than a fully diversified fund.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Technology 100 Fund
================================================================================

A meeting of shareholders was held on July 20, 2001. See page 10 for information about the results of this meeting. Effective August 31, 2001, the Strong Internet Fund was reorganized into the Strong Technology 100 Fund.

Your Fund's Approach

The Strong Technology 100 Fund seeks capital growth. It invests, under normal conditions, in 75 to 125 stocks of companies of any size that derive at least 50% of their revenues, expenses, or profits from producing, developing, selling, using, or distributing technology products or services. The Fund's portfolio will likely include stocks from the following sectors: computer software and hardware, semiconductor, media, biotechnology, communications, electronics, defense, and aerospace. The portfolio can invest in futures and options for hedging and risk management purposes. Also, the Fund writes put and call options. To a limited extent, the Fund may also invest in foreign securities.

                    Growth of an Assumed $10,000 Investment
                            From 12-31-99 to 12-31-01

                                   [GRAPHIC]

                     The Strong                                   Lipper Science
                     Technology              S&P 500               & Technology
                      100 Fund                Index*               Funds Index*
Dec 99                $10,000                $10,000                $10,000
Mar 00                $12,550                $10,229                $12,178
Jun 00                $12,080                $ 9,958                $10,892
Sep 00                $11,770                $ 9,861                $10,663
Dec 00                $ 8,040                $ 9,090                $ 6,973
Mar 01                $ 5,280                $ 8,013                $ 4,846
Jun 01                $ 5,660                $ 8,482                $ 5,431
Sep 01                $ 3,590                $ 7,238                $ 3,434
Dec 01                $ 4,810                $ 8,011                $ 4,551

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Science & Technology Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did your Fund perform?

A: The Strong Technology 100 Fund underperformed its peer benchmark, the Lipper Science & Technology Funds Index, and the broader market for the year, which marked a very difficult period for cyclical and technology stocks. Although the Fund performed well relative to its peer group for much of the year, as the economy toppled into recession in the aftermath of the September 11 terrorist attacks, its relative performance suffered. The Fed cut interest rates throughout the year, but growth stocks (particularly in technology) remained under severe pressure. The Fund and the markets reached a low point towards the end of September, and both have since recovered dramatically.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The Strong Technology 100 Fund's 2001 performance resulted almost entirely from getting caught in the middle of the tug-of-war between an aggressive Federal Reserve policy and economic weakness exacerbated by the events of September 11. During 2001 the Federal Reserve moved extremely aggressively, lowering the Federal Funds rate from 6.5% at the start of the year to 1.75% at its end. The Fed's surprise move to cut rates early in the year caused us to increase our exposure to more cyclical technology companies -- those that are most sensitive to the state of the economy -- such as semiconductor manufacturers. The Fed's 11 rate cuts were not able, however, to overcome heightened uncertainty about the war on terrorism and the fragile economy, both of which caused corporations and consumers to reduce discretionary spending, particularly on technology.

     Technology stocks' performance during 2001 illustrates once again the volatile and often cyclical nature of the technology sector. The massive technology investments corporations had made in recent years to enhance productivity and to establish an Internet presence made additional expenditures particularly vulnerable when those cash-strapped companies were looking to cut costs.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The weak performance of more cyclical technology holdings hurt the Fund's returns in 2001. Although the prospects for leading technology companies are typically driven by product cycles, competitive positioning, and high barriers to entry, at their core, technology businesses are tied to the health of the economy. In 2001, investors learned this lesson the hard way, as many of the best-in-class companies that had managed to avoid financial difficulties during 2000 hit speed bumps in 2001.

     One area that was particularly hard-hit -- and accounted for the bulk of the Fund's negative performance -- was the Internet infrastructure sector. Sharp cutbacks in capital spending by carriers and corporate enterprises negatively influenced the fortunes of Cisco Systems, Juniper Networks, and EMC. Microsoft and IBM, on the other hand, the Fund's two largest positions, continued to perform well in a difficult macroeconomic environment.

Q:   What is your future outlook?

A: One of the more popular investment maxims is "markets climb a wall of worry." This is certainly the case today. The technology bears continue to point to the persistent deterioration in corporate profits, substantial excess capacity, and negative sales growth. The bulls are focused on the future, with particular emphasis on the delayed impact of the Federal Reserve's interest rate cuts on corporate profit growth and ultimately on technology spending.

     We believe it should be only a matter of time before the U.S. economy and overall corporate earnings growth begin to recover. We believe investing in leading technology companies offers an attractive way to seek to capitalize on a potential economic rebound. While risks do remain, as they always do, we believe that the recent successes in the war against terrorism and signs of an economic recovery point to better times ahead, particularly for leading technology companies. Historically, technology stocks tend to lead other sectors out of a sluggish economic environment. We believe they will do so again.

     We appreciate your patience and support after such a difficult period. Thank you for your investment in the Strong Technology 100 Fund.

     Derek V.W. Felske
     Portfolio Manager

Average Annual Total Return
As of 12-31-01
-----------------------------------------

      1-year                   -40.17%

      Since Fund Inception     -30.65%
      (12-31-99)

Equity funds are volatile investments and should only be considered for long-term goals.

     The Fund has a redemption fee of 1.00 percent against shares held for less than one month.

     The Fund concentrates its assets in the technology market sector. As a result, the Fund's shares are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Science & Technology Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong U.S.Emerging Growth Fund
================================================================================

A meeting of shareholders was held on July 20, 2001. See page 10 for information about the results of this meeting.

Your Fund's Approach

The Strong U.S. Emerging Growth Fund seeks capital growth. It invests, under normal conditions, in stocks of companies that appear to have relatively strong long-term growth potential in revenues and profitability. The Fund generally invests in the stocks of small-capitalization companies, although the Fund can invest in stocks of any size. To identify these companies, the managers look for several characteristics, including strong revenue growth, high return on invested capital, overall financial strength, competitive advantages, reasonable current stock price, effective management, and competence in research, development, and marketing. To a limited extent, the Fund may also invest in foreign securities.

                     Growth of an Assumed $10,000 Investment
                            From 12-31-98 to 12-31-01

                                    [GRAPHIC]

                       The Strong              Russell             Lipper Small-
                     U.S. Emerging             2000(R)              Cap Growth
                      Growth Fund               Index*              Funds Index*

Dec 98                  $10,000                $10,000                $10,000
Mar 99                  $12,080                $ 9,458                $ 9,675
Jun 99                  $12,330                $10,928                $11,053
Sep 99                  $13,000                $10,237                $11,253
Dec 99                  $19,886                $12,126                $16,117
Mar 00                  $24,038                $12,985                $19,003
Jun 00                  $25,307                $12,494                $17,986
Sep 00                  $24,393                $12,632                $17,702
Dec 00                  $19,943                $11,759                $14,787
Mar 01                  $15,085                $10,994                $11,996
Jun 01                  $18,976                $12,565                $13,996
Sep 01                  $12,494                $ 9,953                $10,493
Dec 01                  $15,782                $12,052                $12,869

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(R) Index and the Lipper Small-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did your Fund perform?

A: After dramatically outperforming our benchmark in the previous two years, we had a very disappointing year in 2001. Our philosophy of running a diversified growth portfolio did, however, help to ease some losses.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Early in 2001, it became apparent that the economy was heading for recession. The Federal Reserve sought to moderate the recession's impact by lowering interest rates, beginning with a 50-basis-point cut on the first business day of the year and continuing with ten additional cuts over the course of the year. Fundamentals for the manufacturing and technology sectors went from bad to worse. After a weak first quarter, particularly for high-growth stocks, a powerful rally began in the second quarter. High-quality, small-cap growth stocks were fueled by low valuations and Federal Reserve rate reductions. The economy continued to weaken, however, and by mid-summer the growth stock rally began to reverse itself. Value managers significantly outperformed growth managers.

     In August, however, the economic statistics began to turn positive. That, coupled with feedback from our companies, led us to believe an economic recovery was imminent, and we positioned the portfolio accordingly. The terrible events of

     September 11, however, caused a near collapse in the small-cap growth area. After a couple of turbulent weeks, the markets reached a bottom, and began a rally that ran into the fourth quarter. From that point on, the most aggressive stocks appreciated the most.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: We began the year on a weak note due to our decision to overweight technology stocks. After huge declines in technology stocks in the second half of 2000 and positive indications we got directly from numerous company management teams, we went to an overweight in technology. This decision clearly turned out to be wrong as fundamentals deteriorated even further, causing us to reduce our exposure to technology. The defensive portions of our portfolio performed the best, led by healthcare, restaurant, and energy stocks.

     At the end of the first quarter, we added to technology stocks at valuations we have not seen since 1990. This move clearly paid off in the portfolio's returns in the second quarter. We also saw substantial gains in several of our healthcare, education, and financial holdings. By mid-year we had almost erased our total first-half loss.

     Prior to the terrorist attacks on September 11, we were expecting strong operating results from our holdings. Instead, the third quarter will be remembered as one of the worst periods in modern investment history. The tragic events of September 11 dramatically increased near-term uncertainty about the economy and the financial markets. To add insult to injury, our top five holdings included a travel-related company and a software company that had significant customers in the World Trade Center. The stocks immediately dropped 50% and 40%, respectively. We saw a near-collapse in the small-cap growth sector.

     After September's events, we decided that it was not prudent to have an aggressively positioned portfolio. We reduced our weightings in our most aggressive positions and used the overall weakness to add to consumer and retail names at very attractive prices. We ended the year with a strong quarter, with the most aggressive of our remaining stocks surprising us by appreciating the most.

Q:   What is your future outlook?

A: Looking forward we remain optimistic. The Fed's monetary stimulus has been supplemented with fiscal stimulus from Washington, so we feel it is only a matter of time before the economy recovers. We expect continued volatility from political events, but are extremely confident in the vibrancy of the American economy. Historically, small-cap growth stocks underperform going into recessions, but dramatically outperform as the economy reaccelerates. Our portfolio remains positioned to fully participate when the market again begins to appreciate high-quality, rapidly growing small companies.

     We thank you for your investment in the Strong U.S. Emerging Growth Fund.


     Thomas L. Press
     Portfolio Co-Manager

     Donald M. Longlet
     Portfolio Co-Manager

     Robert E. Scott
     Portfolio Co-Manager

Average Annual Total Returns

As of 12-31-01
----------------------------

1-year                           -20.87%

3-year                            16.43%

Since Fund Inception              16.43%
(12-31-98)

The Fund's return since inception was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.

     Because smaller companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

* The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small-capitalization stocks. The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SHAREHOLDER MEETING RESULTS OF THE FUNDS
--------------------------------------------------------------------------------

At an Annual Meeting of Shareholders of the Funds held on July 20, 2001, shareholders approved the following proposals:

To approve a new advisory agreement between Strong Capital Management, Inc. and Strong Equity Funds, Inc. on behalf of:


                                                 For          Against        Abstain     Broker non-votes
                                                 ---          -------        -------     ----------------
     Strong Enterprise Fund                8,011,078.393    571,627.975   203,148.699     2,271,652.000
     Strong Growth 20 Fund                11,585,223.261    822,097.061   302,760.994     4,062,468.000
     Strong Technology 100 Fund           14,511,039.170  1,054,837.952   346,366.269     3,591,215.000
     Strong U.S. Emerging Growth Fund      2,617,911.677    287,496.691    46,689.539       712,532.000

To ratify the selection of PricewaterhouseCoopers LLP as the Fund's Independent
Auditors:

                                                 For                     Against               Abstain
                                                 ---                     -------               -------
     Strong Enterprise Fund                10,747,894.171              131,765.616           177,847.280
     Strong Growth 20 Fund                 16,376,725.853              153,627.808           242,195.655
     Strong Internet Fund                   5,786,545.148               85,349.686            87,239.015
     Strong Technology 100 Fund            18,961,995.095              259,690.409           281,772.887
     Strong U.S. Emerging Growth Fund       3,594,361.977               29,431.062            40,836.868

To elect members to the Board of Directors of Strong Equity Funds, Inc. (Strong
Advisor Mid Cap Growth Fund, Strong Advisor Small Cap Value Fund, Strong Dow 30
Value Fund, Strong Enterprise Fund, Strong Growth Fund, Strong Growth 20 Fund,
Strong Index 500 Fund, Strong Internet Fund, Strong Large Cap Core Fund, Strong
Mid Cap Disciplined Fund, Strong Technology 100 Fund, Strong U.S. Emerging
Growth Fund, and Strong Value Fund):
                                               Director                Affirmative           Withhold
                                               --------                -----------           --------
                                           Richard S. Strong         158,632,363.369       4,338,287.136
                                            Willie D. Davis          159,350,797.294       3,619,853.211
                                            William F. Vogt          159,553,410.765       3,417,239.740
                                           Marvin E. Nevins          159,213,881.331       3,756,769.174
                                            Stanley Kritzik          159,356,112.695       3,614,537.810
                                             Neal Malicky            159,442,447.758       3,528,202.747


To approve a plan of reorganization, including an amendment to the Articles of Incorporation of Strong Equity Funds, Inc., to reorganize the Strong Internet
Fund into the Strong Technology 100 Fund.

                                                 For          Against        Abstain     Broker non-votes
                                                 ---          -------        -------     ----------------
     Strong Technology 100 Fund           14,557,247.116  1,044,220.563    310,775.712    3,591,215.000

SCHEDULES OF INVESTMENTS IN SECURITIES                         December 31, 2001
--------------------------------------------------------------------------------
                             STRONG ENTERPRISE FUND

                                                         Shares or
                                                         Principal       Value
                                                           Amount      (Note 2)
--------------------------------------------------------------------------------
Common Stocks 97.7%
Banks - Money Center 0.5%
The Bank of New York Company, Inc.                         47,400    $ 1,933,920

Building - Construction Products/
   Miscellaneous 1.0%
Masco Corporation                                         154,970      3,796,765

Chemicals - Basic 0.9%
NOVA Chemicals Corporation                                183,450      3,535,082

Commercial Services - Advertising 1.9%
The Interpublic Group of Companies, Inc.                  162,970      4,814,134
Lamar Advertising Company (b)                              54,180      2,293,981
                                                                     -----------
                                                                       7,108,115
Commercial Services - Miscellaneous 1.5%
First Health Group Corporation (b)                        231,635      5,730,650

Computer - Local Networks 0.7%
Brocade Communications Systems, Inc. (b)                   76,700      2,540,304

Computer - Memory Devices 1.2%
Microchip Technology, Inc. (b)                             55,980      2,168,665
Network Appliance, Inc. (b)                               110,700      2,421,009
                                                                     -----------
                                                                       4,589,674
Computer - Services 1.6%
Accenture, Ltd. Class A (b)                               226,500      6,097,380

Computer Software - Desktop 0.5%
Red Hat, Inc. (b)                                         260,200      1,847,420

Computer Software -
   Education/Entertainment 1.4%
Electronic Arts, Inc. (b)                                  89,956      5,392,862

Computer Software - Enterprise 5.2%
BMC Software, Inc. (b)                                    160,900      2,633,933
Citrix Systems, Inc. (b)                                  298,480      6,763,557
Legato Systems, Inc. (b)                                  224,000      2,905,280
Mercury Interactive Corporation (b)                        27,230        925,275
PeopleSoft, Inc. (b)                                       61,500      2,472,300
Synopsys, Inc. (b)                                         37,850      2,235,800
TIBCO Software, Inc. (b)                                  102,000      1,522,860
                                                                     -----------
                                                                      19,459,005
Computer Software - Financial 1.0%
Intuit, Inc. (b)                                           88,020      3,763,735

Computer Software - Security 1.5%
Symantec Corporation (b)                                   83,730      5,553,811

Diversified Operations 0.5%
Agilent Technologies, Inc. (b)                             64,200      1,830,342

Electrical - Control Instruments 2.6%
Danaher Corporation                                        65,210      3,932,815
Parker-Hannifin Corporation                               125,700      5,770,887
                                                                     -----------
                                                                       9,703,702
Electronics - Measuring Instruments 0.7%
Mettler-Toledo International, Inc. (b)                     49,810      2,582,649

Electronics - Scientific Instruments 2.7%
Applera Corporation-Applied Biosystems Group               98,900      3,883,803
PerkinElmer, Inc.                                         177,450      6,214,299
                                                                     -----------
                                                                      10,098,102
Electronics - Semiconductor Equipment 1.3%
Novellus Systems, Inc. (b)                                117,990      4,654,706

Electronics - Semiconductor
   Manufacturing 4.6%
Altera Corporation (b)                                    132,500      2,811,650
Broadcom Corporation Class A (b)                           56,430      2,312,501
Integrated Device Technology, Inc. (b)                    177,610      4,722,650
Micron Technology, Inc. (b)                               154,420      4,787,020
RF Micro Devices, Inc. (b)                                136,130      2,617,780
                                                                     -----------
                                                                      17,251,601
Electronics Products - Miscellaneous 2.5%
Celestica, Inc. (b)                                       229,190      9,256,984

Finance - Consumer/Commercial Loans 1.9%
USA Education, Inc.                                        85,300      7,166,906

Finance - Investment Brokers 0.5%
The Goldman Sachs Group, Inc.                              21,460      1,990,415

Finance - Investment Management 1.1%
Federated Investors, Inc. Class B                         124,900      3,981,812

Finance - Publicly Traded Investment
   Funds-Equity (Non 40 Act) 1.3%
Biotech Holders Trust                                      36,100      4,768,810

Financial Services - Miscellaneous 1.6%
Concord EFS, Inc. (b)                                     186,130      6,101,341

Funeral Services & Related 0.8%
Hillenbrand Industries, Inc.                               51,660      2,855,248

Insurance - Property/Casualty/Title 1.5%
IPC Holdings, Ltd.                                         89,580      2,651,568
Max Re Capital, Ltd.                                      184,205      2,884,650
                                                                     -----------
                                                                       5,536,218
Internet - E*Commerce 0.7%
Ticketmaster Online-CitySearch, Inc. Class B (b)           151,980     2,490,952

Internet - Network Security/Solutions 0.9%
RSA Security, Inc. (b)                                     186,710     3,259,957

Internet - Software 0.9%
BEA Systems, Inc. (b)                                      155,670     2,398,875
Vignette Corporation (b)                                   183,800       987,006
                                                                     -----------
                                                                       3,385,881
Leisure - Services 2.3%
Cendant Corporation (b)                                    297,530     5,834,563
Six Flags, Inc. (b)                                        173,980     2,675,812
                                                                     -----------
                                                                       8,510,375
Media - Cable TV 4.3%
Comcast Corporation Class A (b)                             80,000     2,880,000
EchoStar Communications Corporation
   Class A (b)                                             312,090     8,573,112
Liberty Media Corporation Series A (b)                     338,515     4,739,210
                                                                     -----------
                                                                      16,192,322

Media - Radio/TV 0.7%
USA Networks, Inc. (b)                                      99,100     2,706,421

Medical - Biomedical/Genetics 7.7%
Abgenix, Inc. (b)                                           83,670     2,814,659
Enzon, Inc. (b)                                             35,010     1,970,363
Genzyme Corporation (b)                                     93,470     5,595,114
Gilead Sciences, Inc. (b)                                   56,600     3,719,752
Human Genome Sciences, Inc. (b)                             78,410     2,643,985
ICOS Corporation (b)                                        60,460     3,472,822
IDEC Pharmaceuticals Corporation (b)                        53,120     3,661,562
Medimmune, Inc. (b)                                        104,230     4,831,060
                                                                     -----------
                                                                      28,709,317

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 2001
--------------------------------------------------------------------------------
                       STRONG ENTERPRISE FUND (continued)

                                                         Shares or
                                                         Principal     Value
                                                           Amount     (Note 2)
-------------------------------------------------------------------------------
Medical - Ethical Drugs 1.8%
King Pharmaceuticals, Inc. (b)                            94,200    $ 3,968,646
Eli Lilly & Company                                       35,600      2,796,024
                                                                    -----------
                                                                      6,764,670
Medical - Hospitals 1.4%
Community Health Systems, Inc. (b)                       208,300      5,311,650

Medical - Instruments 5.4%
American Medical Systems Holdings, Inc. (b)              233,000      4,820,770
Beckman Coulter, Inc.                                    124,110      5,498,073
Biomet, Inc.                                              75,600      2,336,040
St. Jude Medical, Inc. (b)                                97,800      7,594,170
                                                                    -----------
                                                                     20,249,053
Medical - Products 0.8%
Cytyc Corporation (b)                                    109,540      2,858,994

Medical - Wholesale Drugs/Sundries 0.9%
Express Scripts, Inc. Class A (b)                         67,820      3,171,263

Medical/Dental - Services 1.7%
Covance, Inc. (b)                                        280,170      6,359,859
Oil & Gas - Drilling 4.0%
Diamond Offshore Drilling, Inc.                          105,235      3,199,144
GlobalSantaFe Corporation                                197,810      5,641,541
Nabors Industries, Inc. (b)                              178,855      6,140,092
                                                                    -----------
                                                                     14,980,777
Oil & Gas - Field Services 1.6%
BJ Services Company (b)                                  187,355      6,079,670

Oil & Gas - Machinery/Equipment 0.6%
Weatherford International, Inc. (b)                       56,770      2,115,250

Oil & Gas - United States Exploration
   & Production 1.2%
Pioneer Natural Resources Company (b)                    101,100      1,947,186
Plains Resources, Inc. (b)                               100,150      2,464,692
                                                                    -----------
                                                                      4,411,878
Retail - Apparel/Shoe 3.1%
Abercrombie & Fitch Company Class A (b)                  101,015      2,679,928
Foot Locker, Inc. (b)                                    288,240      4,510,956
The TJX Companies, Inc.                                  111,810      4,456,747
                                                                    -----------
                                                                     11,647,631
Retail - Consumer Electronics 1.4%
Best Buy Company, Inc. (b)                                41,400      3,083,472
Circuit City Stores, Inc.                                 78,370      2,033,701
                                                                    -----------
                                                                      5,117,173
Retail - Department Stores 0.6%
Federated Department Stores, Inc. (b)                     51,690      2,114,121

Retail - Major Discount Chains 1.6%
Target Corporation                                       149,720      6,146,006

Retail - Miscellaneous/Diversified 3.9%
Hollywood Entertainment Corporation (b)                  630,195      9,005,487
Michaels Stores, Inc. (b)                                163,140      5,375,463
                                                                    -----------
                                                                     14,380,950
Retail/Wholesale - Auto Parts 1.5%
AutoZone, Inc. (b)                                        51,000      3,661,800
O'Reilly Automotive, Inc. (b)                             55,700      2,031,379
                                                                    -----------
                                                                      5,693,179
Retail/Wholesale - Computer/Cellular 0.9%
Tech Data Corporation (b)                                 76,900      3,328,232

Shoes & Related Apparel 1.7%
Reebok International, Ltd. (b)                           233,140      6,178,210

Telecommunications - Cellular 1.7%
AirGate PCS, Inc. (b)                                     62,395      2,842,092
Sprint Corporation - PCS Group (b)                       146,565      3,577,652
                                                                   ------------
                                                                      6,419,744
Telecommunications - Equipment 1.6%
Microtune, Inc. (b)                                      152,630      3,580,700
Qualcomm, Inc. (b)                                        45,100      2,277,550
                                                                   ------------
                                                                      5,858,250
Telecommunications - Services 0.3%
Intrado, Inc. (b)                                         40,395      1,082,586
-------------------------------------------------------------------------------
Total Common Stocks (Cost $333,411,370)                             364,651,930
-------------------------------------------------------------------------------
Short-Term Investments (a) 3.4%
Repurchase Agreements
ABN AMRO Inc. (Dated 12/31/01), 1.60%,
   Due 1/02/02,(Repurchase proceeds
   $10,900,969); Collateralized by:
   United States Government Issues (c)              $ 10,900,000     10,900,000
State Street Bank (Dated 12/31/01), 1.50%,
   Due 1/02/02, (Repurchase proceeds
   $1,958,863); Collateralized by:
   United States Government Issues (c)                 1,958,700      1,958,700
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $12,858,700)                      12,858,700
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $346,270,070) 101.1%          377,510,630
Other Assets and Liabilities, Net (1.1%)                             (4,107,297)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $373,403,333
===============================================================================

WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------
                                                        Contracts      Premiums
-------------------------------------------------------------------------------

Options outstanding at beginning of year                       --      $     --
Options written during the year                             2,063       750,690
Options closed                                             (1,553)     (573,025)
Options expired                                                --            --
Options exercised                                            (510)     (177,665)
                                                            -----      --------
Options outstanding at end of year                             --      $     --
                                                            =====      ========
Closed and exercised options resulted in a capital gain of $185,043 for the year ended December 31, 2001.

                              STRONG GROWTH 20 FUND

                                                         Shares or
                                                         Principal     Value
                                                           Amount     (Note 2)
-------------------------------------------------------------------------------
Common Stocks 95.0%
Computer - Local Networks 10.6%
Brocade Communications Systems, Inc. (b)                  475,000   $15,732,000
Cisco Systems, Inc. (b)                                 1,300,000    23,543,000
                                                                    -----------
                                                                     39,275,000
Computer Software - Education/
   Entertainment 4.0%
Electronic Arts, Inc. (b)                                 250,000    14,987,500

Computer Software - Enterprise 11.2%
Siebel Systems, Inc. (b)                                  525,000    14,689,500
VERITAS Software Corporation (b)                          600,000    26,892,000
                                                                    -----------
                                                                     41,581,500

--------------------------------------------------------------------------------
                        STRONG GROWTH 20 FUND (continued)

                                                         Shares or
                                                         Principal      Value
                                                           Amount      (Note 2)
--------------------------------------------------------------------------------
Diversified Operations 6.3%
Tyco International, Ltd.                                  400,000    23,560,000

Electronics - Military Systems 3.6%
L-3 Communications Corporation (b)                        150,000    13,500,000

Electronics - Semiconductor Manufacturing 2.2%
Broadcom Corporation Class A (b)                          200,000     8,196,000

Finance - Investment Brokers 3.1%
The Goldman Sachs Group, Inc.                             125,000    11,593,750

Financial Services - Miscellaneous 6.6%
Concord EFS, Inc. (b)                                     750,000    24,585,000

Medical - Biomedical/Genetics 4.5%
Genzyme Corporation (b)                                   275,000    16,461,500

Medical - Ethical Drugs 6.8%
Forest Laboratories, Inc. (b)                             175,000    14,341,250
Eli Lilly & Company                                       140,000    10,995,600
                                                                    -----------
                                                                     25,336,850

Medical - Instruments 3.1%
Medtronic, Inc.                                           225,000    11,522,250

Medical - Products 4.8%
Allergan, Inc.                                            150,000    11,257,500
Baxter International, Inc.                                120,000     6,435,600
                                                                     ----------
                                                                     17,693,100

Medical/Dental - Services 2.7%
Laboratory Corporation of America Holdings (b)            125,000    10,106,250

Retail - Consumer Electronics 7.0%
Best Buy Company, Inc. (b)                                350,000    26,068,000

Retail - Department Stores 7.6%
Kohl's Corporation (b)                                    400,000    28,176,000

Retail/Wholesale - Building Products 7.2%
Lowe's Companies, Inc.                                    575,000    26,685,750

Telecommunications - Equipment 3.7%
Polycom, Inc. (b)                                         400,000    13,760,000
--------------------------------------------------------------------------------
Total Common Stocks (Cost $292,345,971)                             353,088,450
--------------------------------------------------------------------------------
Short-Term Investments (a)7.2%
Repurchase Agreements
ABN AMRO Inc. (Dated 12/31/01), 1.60%,
   Due 1/02/02 (Repurchase proceeds
   $25,902,302); Collateralized by:
   United States Government Issues (c)                $25,900,000    25,900,000
State Street Bank (Dated 12/31/01), 1.50%,
   Due 1/02/02 (Repurchase proceeds
   $874,973); Collateralized by:
   United States Government Issues (c)                    874,900       874,900
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $26,774,900)                      26,774,900
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $319,120,871) 102.2%          379,863,350
Other Assets and LiabilitieS Net (2.2%)                              (8,084,586)
--------------------------------------------------------------------------------
Net Assets 100.0%                                                  $371,778,764
================================================================================

--------------------------------------------------------------------------------
WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                         Contracts     Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of year                   2,200     $2,407,490
Options written during the year                            6,055      4,359,019
Options closed                                            (8,255)    (6,766,509)
Options expired                                               --             --
Options exercised                                             --             --
                                                           -----     ----------
Options outstanding at end of year                            --     $       --
                                                           =====     ==========

Closed options resulted in a capital gain of $1,531,648 for the year ended December 31, 2001.

                           STRONG TECHNOLOGY 100 FUND

                                                         Shares or      Value
                                                         Principal     (Note 2)
                                                          Amount
--------------------------------------------------------------------------------
Common Stocks 98.3%
Aerospace - Defense 1.0%
Lockheed Martin Corporation                               32,800     $1,530,776

Computer - Graphics 1.7%
Autodesk, Inc.                                            50,400      1,878,408
Mentor Graphics Corporation (b)                           33,200        782,524
                                                                     ----------
                                                                      2,660,932

Computer - Local Networks 3.4%
Brocade Communications Systems, Inc. (b)                  35,000      1,159,200
Cisco Systems, Inc. (b)                                   85,000      1,539,350
Juniper Networks, Inc. (b)                                57,300      1,085,835
QLogic Corporation (b)                                    17,000        756,670
3Com Corporation (b)                                     125,000        797,500
                                                                     ----------
                                                                      5,338,555

Computer - Manufacturers 7.8%
Apple Computer, Inc. (b)                                 111,200      2,435,280
Concurrent Computer Corporation (b)                       56,000        831,600
Dell Computer Corporation (b)                             22,000        597,960
Handspring, Inc. (b)                                     182,000      1,226,680
International Business Machines Corporation               43,500      5,261,760
Palm, Inc. (b)                                           150,000        582,000
Sun Microsystems, Inc. (b)                               111,700      1,378,378
                                                                     ----------
                                                                     12,313,658

Computer - Memory Devices 3.7%
Adaptec, Inc. (b)                                         45,000        652,500
Network Appliance, Inc. (b)                              129,200      2,825,604
Quantum Corporation - DLT & Storage Systems (b)           85,000        837,250
Storage Technology Corporation (b)                        75,000      1,550,250
                                                                     ----------
                                                                      5,865,604

Computer - Optical Recognition 0.5%
Symbol Technologies, Inc.                                 47,400        752,712

Computer - Services 0.4%
Unisys Corporation (b)                                    55,000        689,700

Computer Software - Desktop 3.2%
Microsoft Corporation (b)                                 68,000      4,506,360
Red Hat, Inc. (b)                                         77,300        548,830
                                                                      ---------
                                                                      5,055,190

Computer Software - Education/
   Entertainment 1.3%
Electronic Arts, Inc. (b)                                 33,900      2,032,305

SCHEDULES OF INVESTMENT IN SECURITIES (continued)              December 31, 2001
--------------------------------------------------------------------------------
                     STRONG TECHNOLOGY 100 FUND (continued)

                                                         Shares or
                                                         Principal       Value
                                                          Amount       (Note 2)
--------------------------------------------------------------------------------
Computer Software - Enterprise 11.1%
Adobe Systems, Inc.                                       50,000    $  1,552,500
Citrix Systems, Inc. (b)                                  52,200       1,182,852
Computer Associates International, Inc.                   48,300       1,665,867
Mercury Interactive Corporation (b)                       27,000         917,460
Micromuse, Inc. (b)                                       58,900         883,500
NetIQ Corporation (b)                                     31,000       1,093,060
Oracle Systems Corporation (b)                            88,200       1,218,042
PeopleSoft, Inc. (b)                                      23,400         940,680
SAP AG Sponsored ADR                                      25,500         814,215
Siebel Systems, Inc. (b)                                  72,000       2,014,560
Sybase, Inc. (b)                                          41,000         646,160
Synopsys, Inc. (b)                                        33,700       1,990,659
VERITAS Software Corporation (b)                          61,300       2,747,466
                                                                    ------------
                                                                      17,667,021
Computer Software - Medical 0.7%
Cerner Corporation (b)                                    21,000       1,048,530

Computer Software - Security 3.8%
Check Point Software Technologies, Ltd. (b)               45,500       1,814,995
Internet Security Systems, Inc. (b)                       61,100       1,958,866
Symantec Corporation (b)                                  34,100       2,261,853
                                                                    ------------
                                                                       6,035,714
Diversified Operations 1.7%
AOL Time Warner, Inc. (b)                                 86,700       2,783,070

Electronics - Military Systems 1.1%
L-3 Communications Corporation (b)                        20,000       1,800,000

Electronics - Scientific Instruments 2.4%
Applera Corporation-Applied Biosystems Group              67,300       2,642,871
Millipore Corporation                                     18,000       1,092,600
                                                                    ------------
                                                                       3,735,471
Electronics - Semiconductor Equipment 5.8%
Agere Systems, Inc. Class A (b)                          125,000         711,250
Applied Materials, Inc. (b)                               51,800       2,077,180
KLA-Tencor Corporation (b)                                48,200       2,388,792
Kulicke & Soffa Industries, Inc. (b)                      50,000         857,500
Lam Research Corporation (b)                              39,900         926,478
Novellus Systems, Inc. (b)                                56,000       2,209,200
                                                                    ------------
                                                                       9,170,400
Electronics - Semiconductor
  Manufacturing 15.4%
Advanced Micro Devices, Inc. (b)                          30,000         475,800
Analog Devices, Inc. (b)                                  32,300       1,433,797
ARM Holdings PLC Sponsored ADR (b)                        47,000         732,730
Broadcom Corporation Class A (b)                          22,500         922,050
Cypress Semiconductor, Inc. (b)                           60,500       1,205,765
Fairchild Semiconductor Corporation Class A (b)           63,600       1,793,520
GlobespanVirata, Inc. (b)                                 61,000         789,950
Integrated Device Technology, Inc. (b)                    82,800       2,201,652
Intel Corporation                                         56,500       1,776,925
International Rectifier Corporation (b)                   34,900       1,217,312
Linear Technology Corporation                             28,000       1,093,120
Maxim Integrated Products, Inc. (b)                       41,600       2,184,416
Micron Technology, Inc. (b)                               83,500       2,588,500
National Semiconductor Corporation (b)                    25,500         785,145
Texas Instruments, Inc.                                   40,100       1,122,800
Transwitch Corporation (b)                               220,000         990,000
Vitesse Semiconductor Corporation (b)                     70,100         873,446
Xilinx, Inc. (b)                                          55,900       2,182,895
                                                                    ------------
                                                                      24,369,823
Electronics Products - Miscellaneous 2.1%
Celestica, Inc. (b)                                       18,500         747,215
Jabil Circuit, Inc. (b)                                   59,000       1,340,480
Sanmina-SCI Corporation (b)                               64,100       1,275,590
                                                                    ------------
                                                                       3,363,285
Finance - Publicly Traded Investment
  Funds-Equity (Non 40 Act) 4.0%
Biotech Holders Trust                                     11,600       1,532,360
Semiconductor Holders Trust                               27,500       1,150,875
Software Holders Trust                                    49,800       2,250,960
Wireless Holders Trust                                    25,200       1,483,020
                                                                    ------------
                                                                       6,417,215
Internet - E*Commerce 1.6%
Ariba, Inc. (b)                                          151,000         930,160
eBay, Inc. (b) (d)                                        24,300       1,625,670
                                                                    ------------
                                                                       2,555,830
Internet - Internet Service Provider/
  Content 2.1%
EarthLink, Inc. (b)                                       75,000         912,750
HomeStore.com, Inc. (b)                                  477,900       1,027,485
Yahoo! Inc. (b)                                           73,900       1,310,986
                                                                    ------------
                                                                       3,251,221
Internet - Network Security/Solutions 1.6%
Network Associates, Inc. (b)                              86,200       2,228,270
VeriSign, Inc. (b)                                         6,500         247,260
                                                                    ------------
                                                                       2,475,530
Internet - Software 2.4%
BEA Systems, Inc. (b)                                     97,100       1,496,311
Interwoven, Inc. (b)                                     119,400       1,162,956
Vignette Corporation (b)                                 219,300       1,177,641
                                                                    ------------
                                                                       3,836,908
Medical - Biomedical/Genetics 6.4%
Amgen, Inc. (b)                                           40,800       2,302,752
Chiron Corporation (b)                                    51,800       2,270,912
Genentech, Inc. (b)                                       48,500       2,631,125
Genzyme Corporation (b)                                   16,000         957,760
Immunex Corporation (b)                                   73,200       2,028,372
                                                                    ------------
                                                                      10,190,921
Medical - Instruments 3.3%
Biomet, Inc.                                              77,000       2,379,300
Medtronic, Inc.                                           56,500       2,893,365
                                                                    ------------
                                                                       5,272,665
Medical - Products 1.3%
Boston Scientific Corporation (b)                         85,800       2,069,496

Telecommunications - Equipment 8.5%
Comverse Technology, Inc. (b)                             38,000         850,060
Harris Corporation                                        28,000         854,280
JDS Uniphase Corporation (b)                             224,400       1,959,012
Next Level Communications, Inc. (b)                      234,200         784,570
Nokia Corporation Sponsored ADR (b)                       68,700       1,685,211
ONI Systems Corporation (b)                              138,000         865,260
Polycom, Inc. (b)                                         47,600       1,637,440
Qualcomm, Inc. (b)                                        49,500       2,499,750
Scientific-Atlanta, Inc.                                  50,900       1,218,546
Sonus Networks, Inc. (b)                                 234,000       1,081,080
                                                                    ------------
                                                                      13,435,209
--------------------------------------------------------------------------------
Total Common Stocks (Cost $142,866,811)                              155,717,741
--------------------------------------------------------------------------------
Short-Term Investments (a) 0.2%
Repurchase Agreements
State Street Bank (Dated 12/31/01), 1.50%,
  Due 1/02/02 (Repurchase proceeds
  $278,923); Collateralized by:
  United States Government Issues (c)                  $ 278,900         278,900
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $278,900)                             278,900
================================================================================
Total Investments in Securities (Cost $143,145,711) 98.5%            155,996,641
Other Assets and Liabilities, Net 1.5%                                 2,435,087
--------------------------------------------------------------------------------
Net Assets 100.0%                                                   $158,431,728
================================================================================

--------------------------------------------------------------------------------
                     STRONG TECHNOLOGY 100 FUND (continued)

-------------------------------------------------------------------------------------------
WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------------------
                                                               Contracts         Premiums
-------------------------------------------------------------------------------------------
Options outstanding at beginning of year                            --          $      --
Options written during the year                                    525            464,159
Options closed                                                    (375)          (233,617)
Options expired                                                     --                 --
Options exercised                                                   --                 --
                                                                    --                 --
Options outstanding at end of year                                 150          $ 230,542
                                                                  ====          =========

Closed options resulted in a capital gain of $67 for the year ended December 31, 2001.

WRITTEN OPTIONS DETAIL
------------------------------------------------------------------------------------------
                                                                Contracts
                                                              (100 shares          Value
                                                              per contract)       (Note 2)
------------------------------------------------------------------------------------------
eBay, Inc. (Strike price is $55 Expiration
   date is 1/18/02. Premium received is $230,542.)                  10          ($195,000)
                                                                   ---          ---------
                                                                   150          ($195,000)
                                                                   ===          =========

                        STRONG U.S. EMERGING GROWTH FUND

                                                               Shares or
                                                               Principal           Value
                                                                Amount            (Note 2)
-------------------------------------------------------------------------------------------
Common Stocks 98.7%
Commercial Services - Miscellaneous 2.6%
Corporate Executive Board Company (b)                           60,400         $2,216,680

Commercial Services - Schools 2.2%
Corinthian Colleges, Inc.(b)                                    45,795          1,872,558

Commercial Services - Staffing 1.0%
Administaff, Inc. (b)                                           31,810            871,912

Computer - Local Networks 3.7%
Emulex Corporation (b)                                          23,700            936,387
Riverstone Networks, Inc. (b)                                  138,400          2,297,440
                                                                               ----------
                                                                                3,233,827

Computer - Services 1.0%
CACI International, Inc. Class A (b)                            21,000            829,185

Computer Software - Desktop 1.4%
Magma Design Automation (b)                                     38,920          1,178,498

Computer Software - Education/
   Entertainment 5.0%
THQ, Inc. (b)                                                   42,650          2,067,246
Take-Two Interactive Software, Inc. (b)                        137,400          2,221,758
                                                                               ----------
                                                                                4,289,004

Computer Software - Enterprise 2.9%
Ansoft Corporation (b)                                          66,930            977,178
NetIQ Corporation (b)                                           42,570          1,501,018
                                                                               ----------
                                                                                2,478,196

Computer Software - Financial 4.3%
Advent Software, Inc. (b)                                       50,860          2,540,457
Intercept Group, Inc. (b)                                       28,400          1,161,560
                                                                               ----------
                                                                                3,702,017

Computer Software - Medical 1.1%
Omnicell, Inc. (b)                                             110,790            986,031

Electrical - Control Instruments 1.4%
DDi Corp. (b)                                                  127,420          1,253,813

Electronics - Measuring Instruments 1.2%
Verisity, Ltd. (b)                                              55,610          1,053,809

Electronics - Semiconductor Equipment 4.2%
August Technology Corporation (b)                               91,600          1,011,264
Cabot Microelectronics Corporation (b)                          32,525          2,577,606
                                                                               ----------
                                                                                3,588,870

Electronics - Semiconductor
   Manufacturing 6.6%
Alpha Industries, Inc. (b)                                      47,000          1,024,600
Genesis Microchip, Inc. (b)                                     37,680          2,491,402
GlobespanVirata, Inc. (b)                                       60,000            777,000
Microsemi Corporation (b)                                       48,500          1,440,450
                                                                               ----------
                                                                                5,733,452

Electronics Products - Miscellaneous 0.9%
Aeroflex, Inc. (b)                                              43,090            815,694

Financial Services - Miscellaneous 2.7%
Investors Financial Services Corporation                        35,840          2,372,966

Insurance - Property/Casualty/Title 1.0%
Everest Re Group, Ltd.                                          12,330            871,731

Internet - E*Commerce 6.3%
Digital River, Inc. (b)                                         65,970          1,050,242
Hotel Reservations Network, Inc. Class A (b)                    50,195          2,308,970
University of Phoenix Online (b)                                64,985          2,117,861
                                                                               ----------
                                                                                5,477,073

Internet - Internet Service Provider/
   Content 3.2%
Overture Services, Inc. (b)                                     77,610          2,749,722

Internet - Network Security/Solutions 1.2%
Netscreen Technologies, Inc. (b)                                47,370          1,048,298

Internet - Software 4.0%
Agile Software Corporation (b)                                  53,710            924,886
Retek, Inc. (b)                                                 83,530          2,495,041
                                                                               ----------
                                                                                3,419,927

Medical - Biomedical/Genetics 4.2%
Cell Genesys, Inc. (b)                                          35,210            818,280
Cephalon, Inc. (b)                                              24,900          1,882,067
Transkaryotic Therapies, Inc. (b)                               20,780            889,384
                                                                               ----------
                                                                                3,589,731

Medical - Drug/Diversified 1.0%
American Pharmaceutical Partners, Inc. (b)                      40,750            847,600

Medical - Instruments 1.9%
SurModics, Inc. (b)                                             22,070            804,672
Urologix, Inc. (b)                                              41,545            832,977
                                                                               ----------
                                                                                1,637,649

Medical - Products 1.9%
Cytyc Corporation (b)                                           26,370            688,257
Wright Medical Group, Inc. (b)                                  55,420            992,018
                                                                                ---------
                                                                                1,680,275

Medical/Dental - Services 2.7%
AdvancePCS (b)                                                  78,980          2,318,063

Medical/Dental - Supplies 2.5%
Advanced Neuromodulation Systems, Inc. (b)                      61,305          2,161,001

Oil & Gas - Field Services 1.8%
Oceaneering International, Inc. (b)                             35,600            787,472
Offshore Logistics, Inc. (b)                                    42,650            757,464
                                                                               ----------
                                                                                1,544,936

SCHEDULES OF INVESTMENT IN SECURITIES (continued)              December 31, 2001
--------------------------------------------------------------------------------
                   STRONG U.S.EMERGING GROWTH FUND (continued)

---------------------------------------------------------------------------------------------------------
                                                                         Shares or
                                                                         Principal               Value
                                                                           Amount               (Note 2)
---------------------------------------------------------------------------------------------------------
Retail - Apparel/Shoe 5.2%
American Eagle Outfitters, Inc. (b)                                        54,400             $ 1,423,648
Chicos FAS, Inc. (b)                                                       32,600               1,294,220
Pacific Sunwear of California (b)                                          87,260               1,781,849
                                                                                              -----------
                                                                                                4,499,717

Retail - Discount & Variety  3.6%
Fred's, Inc.                                                               46,450               1,902,592
99 Cents Only Stores (b)                                                   31,445               1,198,055
                                                                                              -----------
                                                                                                3,100,647

Retail - Restaurants 9.2%
Buca, Inc. (b)                                                             98,440               1,595,712
The Cheesecake Factory, Inc. (b)                                           54,100               1,881,057
Krispy Kreme Doughnuts, Inc. (b)                                           20,340                 899,028
P.F. Chang's China Bistro, Inc. (b)                                        53,155               2,514,232
Panera Bread Company Class A (b)                                           20,000               1,040,800
                                                                                              -----------
                                                                                                7,930,829

Retail/Wholesale - Auto Parts 1.5%
O'Reilly Automotive, Inc. (b)                                              35,555               1,296,691

Telecommunications - Equipment 2.0%
Finisar Corporation (b)                                                    61,480                 625,252
Microtune, Inc. (b)                                                        48,060               1,127,488
                                                                                              -----------
                                                                                                1,752,740

Telecommunications - Services 2.4%
Allegiance Telecom, Inc. (b)                                              248,980               2,064,044

Transportation - Services 0.9%
C.H. Robinson Worldwide, Inc.                                              26,180                 756,995
---------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $68,598,858)                                                         85,224,181
---------------------------------------------------------------------------------------------------------
Short-Term Investments (a) 1.1%
Repurchase Agreements
State Street Bank (Dated 12/31/01), 1.50%,
   Due 1/02/02, (Repurchase proceeds
   $918,477); Collateralized by: United
   States Government Issues (c)                                          $918,400                  918,400
----------------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $918,400)                                                       918,400
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $69,517,258) 99.8%                                        86,142,581
Other Assets and Liabilities, Net 0.2%                                                             156,853
----------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                              $86,299,434
==========================================================================================================

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b) Non-income producing security.
(c) See Note 2(I) of Notes to Financial Statements.
(d) All or a portion of these securities are held in conjunction with open written option contracts.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2001


                                                                          (In Thousands, Except As Noted)

                                                                            Strong               Strong
                                                                          Enterprise            Growth 20
                                                                             Fund                 Fund
                                                                         -----------            ---------
Assets:
  Investments in Securities, at Value
    (Cost of $346,270 and $319,121, respectively)                          $377,511              $379,863
  Receivable for Securities Sold                                              5,495                    --
  Receivable for Fund Shares Sold                                               140                    61
  Dividends and Interest Receivable                                              31                    81
  Other Assets                                                                   26                    24
                                                                           --------              --------
  Total Assets                                                              383,203               380,029

Liabilities:
  Payable for Securities Purchased                                            9,024                 7,373
  Payable for Fund Shares Redeemed                                              462                   708
  Accrued Operating Expenses and Other Liabilities                              314                   169
                                                                           --------              --------
  Total Liabilities                                                           9,800                 8,250
                                                                           --------              --------
Net Assets                                                                 $373,403              $371,779
                                                                           ========              ========

Net Assets Consist of:
  Capital Stock (par value and paid-in capital                             $647,452              $682,541
  Accumulated Net Realized Loss                                            (305,290)             (371,504)
  Net Unrealized Appreciation                                                31,241                60,742
                                                                             ------              --------
  Net Assets                                                               $373,403              $371,779
                                                                           ========              ========
Investor Class ($ and shares in full)
  Net Assets                                                           $372,075,169          $361,353,795
  Capital Shares Outstanding (Unlimited Number Authorized)               16,807,433            24,519,083

Net Asset Value Per Share                                                    $22.14                $14.74
                                                                             ======                ======
Advisor Class ($ and shares in full)
  Net Assets                                                             $1,328,164           $10,424,969
  Capital Shares Outstanding (Unlimited Number Authorized)                   60,268               709,602

Net Asset Value Per Share                                                    $22.04                $14.69
                                                                             ======                ======


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
December 31, 2001

                                                                      (In Thousands, Except Per Share Amounts)

                                                                              Strong            Strong
                                                                            Technology       U.S. Emerging
                                                                             100 Fund         Growth Fund
                                                                             ---------       -------------
                                                                              (Note 1)
Assets:
   Investments in Securities, at Value
     (Cost of $143,146 and $69,517, respectively)                              $155,997         $86,143
   Receivable for Securities Sold                                                 8,111             431
   Receivable for Fund Shares Sold                                                   56              94
   Dividends and Interest Receivable                                                 20               2
   Other                                                                            395               6
                                                                               --------         -------
   Total Assets                                                                 164,579          86,676
Liabilities:
   Payable for Securities Purchased                                               5,539             298
   Written Options, at Value (Premiums Received of $231 and $0, respectively)       195              --
   Payable for Fund Shares Redeemed                                                 189              36
   Accrued Operating Expenses and Other Liabilities                                 224              43
                                                                               --------         -------
   Total Liabilities                                                              6,147             377
                                                                               --------         -------
Net Assets                                                                     $158,432         $86,299
                                                                               ========         =======

Net Assets Consist of:
   Capital Stock (par value and paid-in capital)                               $384,146        $116,731
   Accumulated Net Realized Loss                                               (238,600)        (47,057)
   Net Unrealized Appreciation                                                   12,886          16,625
                                                                               --------        --------
   Net Assets                                                                  $158,432        $ 86,299
                                                                               ========        ========
Capital Shares Outstanding (Unlimited Number Authorized)                         32,945           5,687

Net Asset Value Per Share                                                         $4.81          $15.17
                                                                                  =====          ======



                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 2001

                                                                      (In Thousands)

                                                                   Strong        Strong
                                                                 Enterprise    Growth 20
                                                                    Fund          Fund
                                                                 ----------    ---------
Income:
   Dividends                                                      $  1,215      $  1,251
   Interest                                                          1,073         2,530
                                                                  --------      --------
   Total Income                                                      2,288         3,781
Expenses:
   Investment Advisory Fees                                          3,183         3,728
   Administrative Fees - Investor Class                              1,140         1,302
   Administrative Fees - Advisor Class                                   2            25
   Custodian Fees                                                       37            26
   Shareholder Servicing Costs - Investor Class                      2,357         1,772
   Shareholder Servicing Costs - Advisor Class                           2            18
   Reports to Shareholders - Investor Class                            607           481
   Reports to Shareholders - Advisor Class                               4            12
   Transfer Agency Banking Charges - Investor Class                     10            10
   Transfer Agency Banking Charges - Advisor Class                       1            --
   12b-1 Fees - Advisor Class                                            2            23
   Other                                                               145           191
                                                                  --------      --------
   Total Expenses                                                    7,490         7,588
   Directed Brokerage                                                  (13)           (8)
   Earnings Credits                                                     (1)           (1)
                                                                  --------      --------
   Expenses, Net                                                     7,476         7,579
                                                                  --------      --------
Net Investment Loss                                                 (5,188)       (3,798)

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
     Investments                                                  (153,092)     (287,527)
     Futures Contracts and Options                                     185         7,175
                                                                  --------      --------
     Net Realized Loss                                            (152,907)     (280,352)
   Net Change in Unrealized Appreciation/Depreciation on:
     Investments                                                    36,946       (31,062)
     Futures Contracts and Options                                      --            35
                                                                  --------      --------
     Net Change in Unrealized Appreciation/Depreciation             36,946       (31,027)
                                                                  --------      --------
Net Loss on Investments                                           (115,961)     (311,379)
                                                                  --------      --------
Net Decrease in Net Assets Resulting from Operations             ($121,149)    ($315,177)
                                                                  ========      ========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Year Ended December 31, 2001

                                                                                        (In Thousands)

                                                                                                Strong U.S.
                                                                                     Strong      Emerging
                                                                                   Technology     Growth
                                                                                    100 Fund       Fund
                                                                                   ----------   -----------

Income:
   Dividends (net of foreign withholding taxes of $6 and $0, respectively)          $    235      $    27
   Interest                                                                              201           54
                                                                                    --------      -------
   Total Income                                                                          436           81

Expenses:
   Investment Advisory Fees                                                            1,580          670
   Administrative Fees                                                                   201          241
   Custodian Fees                                                                         19            9
   Shareholder Servicing Costs                                                         1,488          348
   Reports to Shareholders                                                               370          101
   Other                                                                                 119           49
                                                                                   ---------     --------
   Total Expenses                                                                      3,777        1,418
   Directed Brokerage                                                                     (9)          --
                                                                                    --------      -------
   Expenses, Net                                                                       3,768        1,418
                                                                                    --------      -------
Net Investment Loss                                                                   (3,332)      (1,337)

Realized and Unrealized Gain (Loss):
   Net Realized Loss on:
     Investments                                                                    (117,175)     (31,131)
     Futures Contracts and Options                                                    (5,391)          --
     Short Positions                                                                      (3)          --
                                                                                    --------      -------
     Net Realized Loss                                                              (122,569)     (31,131)
   Net Change in Unrealized Appreciation/Depreciation on:
     Investments                                                                      22,316        7,623
     Futures Contracts and Options                                                        36           --
                                                                                    --------      -------
     Net Change in Unrealized Appreciation/Depreciation                               22,352        7,623
                                                                                    --------      -------
Net Loss on Investments                                                             (100,217)     (23,508)
                                                                                    --------      -------
Net Decrease in Net Assets Resulting from Operations                               ($103,549)    ($24,845)
                                                                                    ========      =======

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      (In Thousands)

                                                                   Strong Enterprise Fund               Strong Growth 20 Fund
                                                               -------------------------------      -----------------------------
                                                                 Year Ended       Year Ended         Year Ended      Year Ended
                                                                Dec. 31, 2001    Dec. 31, 2000      Dec. 31, 2001   Dec. 31, 2000
                                                               --------------   --------------      --------------  -------------
Operations:
   Net Investment Loss                                           ($  5,188)        ($  5,628)        ($  3,798)      ($  3,104)
   Net Realized Loss                                              (152,907)         (149,158)         (280,352)        (36,169)
   Net Change in Unrealized Appreciation/Depreciation               36,946          (197,682)          (31,027)        (97,747)
                                                                  --------          --------          --------        --------
   Net Decrease in Net Assets Resulting from Operations           (121,149)         (352,468)         (315,177)       (137,020)

Distributions:
   From Net Realized Gains
     Investor Class                                                     --           (11,251)               --         (62,629)
     Advisor Class                                                      --                --                --             (17)
                                                                  --------          --------          --------        --------
   Total Distributions                                                  --           (11,251)               --         (62,646)

Capital Share Transactions (Note 6):
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                    (80,437)          368,046           (83,414)        503,591
                                                                  --------          --------          --------        --------
Total Increase (Decrease) in Net Assets                           (201,586)            4,327          (398,591)        303,925

Net Assets:
   Beginning of Year                                               574,989           570,662           770,370         466,445
                                                                  --------          --------          --------        --------
   End of Year                                                    $373,403          $574,989          $371,779        $770,370
                                                                  ========          ========          ========        ========


                                                                                                         Strong U.S. Emerging
                                                                 Strong Technology 100 Fund                  Growth Fund
                                                               -------------------------------       ----------------------------
                                                                 Year Ended       Year Ended          Year Ended     Year Ended
                                                                Dec. 31, 2001    Dec. 31, 2000       Dec. 31, 2001  Dec. 31, 2000
                                                               --------------   --------------       -------------  -------------
                                                                                   (Note 1)
Operations:
   Net Investment Loss                                           ($  3,332)         ($  3,370)       ($  1,337)     ($   1,110)
   Net Realized Loss                                              (122,569)          (108,763)         (31,131)        (15,683)
   Net Change in Unrealized Appreciation/Depreciation               22,352             (9,466)           7,623          (1,137)
                                                                  --------           --------         --------       ---------
   Net Decrease in Net Assets Resulting from Operations           (103,549)          (121,599)         (24,845)        (17,930)

Distributions From Net Realized Gains                                   --                 --               --          (2,502)

Capital Share Transactions (Note 6):
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                     14,363            369,217            (420)          95,765
                                                                  --------           --------         --------       ---------
Total Increase (Decrease) in Net Assets                            (89,186)           247,618         (25,265)          75,333

Net Assets:
   Beginning of Year                                               247,618                 --          111,564          36,231
                                                                  --------           --------         --------       ---------
   End of Year                                                    $158,432           $247,618         $ 86,299       $ 111,564
                                                                  ========           ========         ========       =========

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2001

1.   Organization

     The accompanying financial statements represent the Strong Aggressive Growth Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong Enterprise Fund/(1)/

     - Strong Growth 20 Fund/(2)/

     - Strong Technology 100 Fund/(1)/

     - Strong U.S. Emerging Growth Fund/(1)/

       /(1)/ Diversified Fund

       /(2)/ Non-Diversified Fund

     Each of the above funds is a series of Strong Equity Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended.

     Effective February 25, 2000, Strong Enterprise Fund and Strong Growth 20 Fund have issued two classes of shares: Investor Class and Advisor Class. Shares held prior to February 25, 2000 were designated as Investor Class shares. Each class of shares is subject to an administrative fee and the Advisor Class shares are subject to an annual distribution fee as described in Note 3. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class. Strong Technology 100 Fund commenced operations on January 3, 2000.

 2.  Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued at fair value at the last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. The Funds held no restricted securities at December 31, 2001.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Each Fund generally pays dividends from net investment income and distributes net capital gains, if any, that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies, or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

--------------------------------------------------------------------------------

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds designate liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The Funds designate liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) Short Positions -- The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Funds are liable for any dividends payable on securities while those securities are in a short position.

     (K) Directed Brokerage -- The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds' expenses.

     (L) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Funds and are reported as Earnings Credits in the Funds' Statements of Operations.

     (M) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (N) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend daue. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

--------------------------------------------------------------------------------
December 31, 2001

3.  Related Party Transactions

    The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                                                 Administrative    Administrative
                                                                                     Fees -             Fees -
                                                 Advisory Fees   Advisory Fees   Investor Class    Advisor Class
                                                 Jan. 1, 2001-  July 23, 2001-   July 23, 2001-    July 23, 2001-
                                                 July 22, 2001   Dec. 31, 2001  Dec. 31, 2001/1/  Dec. 31, 2001/1/
                                                 -------------   -------------  ----------------  ----------------
    Strong Enterprise Fund                           0.75%           0.75%            0.30%             0.30%
    Strong Growth 20 Fund                            0.75%           0.75%            0.30%             0.30%
    Strong Technology 100 Fund                       1.00%           0.75%            0.30%               *
    Strong U.S. Emerging Growth Fund                 0.75%           0.75%            0.30%               *

    *     Does not offer Advisor Class Shares.

    /(1)/ The Administrative Fee rate of 0.25% was in effect from 1-01-01 to 7-22-01. Prior to 7-23-01 the Strong Technology 100 Fund did not have Administrative Fees.

    The Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees for the Investor Class are based on contractually established rates for each open and closed shareholder account. Shareholder recordkeeping and related service fees for the Advisor Class are paid at an annual rate of 0.20% of the average daily net asset value. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Other Expenses in the Funds' Statements of Operations, unless otherwise indicated. Credits allocated by the Advisor, if any, serve to reduce the shareholder servicing expenses incurred by the Funds and are reported as Fees Paid Indirectly by Advisor in the Funds' Statements of Operations.
    The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

    Strong Enterprise Fund and Strong Growth 20 Fund have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Fund's Advisor Class shares. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares. For the year ended December 31, 2001 Strong Enterprise Fund and Strong Growth 20 Fund incurred 12b-1 fees of $1,928 and $22,664, respectively.

    The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

    Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 2001, is as follows:

                                                   Payable to   Shareholder Servicing  Transfer Agency   Unaffiliated
                                                   Advisor at     and Other Expenses       Banking        Directors'
                                                 Dec. 31, 2001      Paid to Advisor         Charges          Fees
                                                 -------------  --------------------   ---------------   ------------
    Strong Enterprise Fund                          $258,635        $2,371,717             $10,288          $11,343
    Strong Growth 20 Fund                             84,222         1,799,981               9,828           14,703
    Strong Technology 100 Fund                       144,026         1,499,859               9,419            4,970
    Strong U.S. Emerging Growth Fund                  19,634           351,788               2,381            2,285

4.  Line of Credit

    The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 11, 2002, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $400 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60

--------------------------------------------------------------------------------
    days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. The Funds, except for Strong Technology 100 Fund, had minimal borrowings under the LOC during the year. During the year ended December 31, 2001, the Strong Technology 100 Fund had an outstanding average daily balance of $342,603 under the LOC. The maximum amount outstanding during that period was $5,700,000. Interest expense amounted to $17,659 for the year ended December 31, 2001. At December 31, 2001, there were no borrowings by the Funds under the LOC.

5.  Investment Transactions

    The aggregate purchases and sales of long-term securities during the year ended December 31, 2001, were as follows:

                                                   Purchases          Sales
                                                 --------------  ---------------
    Strong Enterprise Fund                       $2,547,746,497  $2,614,059,758
    Strong Growth 20 Fund                         2,941,427,704   3,002,000,473
    Strong Technology 100 Fund                      973,743,841     968,537,118
    Strong U.S. Emerging Growth Fund                151,455,306     154,106,431

    There were no purchases or sales of long-term U.S. government securities for the year ended December 31, 2001.

6. Capital Share Transactions

                                                      Strong Enterprise Fund           Strong Growth 20 Fund
                                                   -----------------------------    ----------------------------
                                                     Year Ended     Year Ended        Year Ended     Year Ended
                                                   Dec. 31, 2001  Dec. 31, 2000     Dec. 31, 2001  Dec. 31, 2000
                                                   -------------  --------------    -------------  -------------

Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
   Proceeds from Shares Sold                       $ 161,713,297  $1,141,098,581     $212,614,647  $779,523,012
   Proceeds from Reinvestment of                              --      10,892,453               --    60,343,011
   Distributions
   Payment for Shares Redeemed                      (243,368,430)   (784,170,641)    (306,485,028) (341,079,915)
                                                   -------------  --------------     ------------  ------------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                      (81,655,133)    367,820,393      (93,870,381)  498,786,108

ADVISOR CLASS
   Proceeds from Shares Sold                           1,310,263         225,681       13,101,784     4,804,264
   Proceeds from Reinvestment of                              --             220               --        17,459
   Distributions
   Payment for Shares Redeemed                           (91,675)            (29)      (2,645,251)      (16,389)
                                                   -------------  --------------     ------------  ------------
   Net Increase in Net Assets from
     Capital Share Transactions                        1,218,588         225,872       10,456,533     4,805,334
                                                   -------------  --------------     ------------  ------------
Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                     ($  80,436,545) $  368,046,265    ($ 83,413,848) $503,591,442
                                                   =============  ==============     ============  ============

Transactions in Shares of Each Class of
  the Funds Were as Follows:

INVESTOR CLASS
   Sold                                                6,883,430      26,097,823       10,917,187    23,537,875
   Issued in Reinvestment of Distributions                    --         415,425               --     2,388,876
   Redeemed                                          (10,336,315)    (20,089,824)     (16,877,575)  (10,676,915)
                                                      ----------      ----------       ----------    ----------
   Net Increase (Decrease) in Shares                  (3,452,885)      6,423,424       (5,960,388)   15,249,836

ADVISOR CLASS
   Sold                                                   56,388           7,955          691,632       182,220
   Issued in Reinvestment of Distributions                    --               8               --           693
   Redeemed                                               (4,082)             (1)        (164,427)         (516)
                                                      ----------      ----------       ----------    ----------
   Net Increase in Shares                                 52,306           7,962          527,205       182,397
                                                      ----------      ----------       ----------    ----------
Net Increase (Decrease) in Shares of the Fund         (3,400,579)      6,431,386       (5,433,183)   15,432,233
                                                      ==========      ==========       ==========    ==========

--------------------------------------------------------------------------------
December 31, 2001

                                                                                  Strong U.S. Emerging
                                                  Strong Technology 100 Fund          Growth Fund
                                                  --------------------------   ---------------------------
                                                  Year Ended    Year Ended      Year Ended    Year Ended
                                                 Dec. 31, 2001 Dec. 31, 2000   Dec. 31, 2001 Dec. 31, 2000
                                                 ------------- -------------   ------------- -------------
                                                                  (Note 1)
Capital Share Transactions of Each of
   the Funds Were as Follows:
   Proceeds from Shares Sold                       $67,400,091   $475,367,172   $72,783,234   $183,725,393
   Net Proceeds from Acquisition (Note 8)           19,784,771             --            --             --
   Proceeds from Reinvestment of Distributions              --             --            --      2,452,606
   Payment for Shares Redeemed                     (72,822,113)  (106,150,378)  (73,203,437)   (90,412,474)
                                                   -----------   ------------   -----------   -----------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                    $14,362,749   $369,216,794  ($   420,203)  $ 95,765,525
                                                   ===========   ============  ============   ============
Transactions in Shares of Each of the
   Funds Were as Follows:
   Sold                                             11,016,486     40,711,107     4,508,723      7,856,263
   Issued to Effect Acquisition (Note 8)             4,184,860             --            --             --
   Issued in Reinvestment of Distributions                  --             --            --        135,428
   Redeemed                                        (13,069,989)    (9,897,099)   (4,640,471)    (4,021,348)
                                                   -----------     ----------    ----------     ----------
Net Increase (Decrease) in Shares of the Fund        2,131,357     30,814,008      (131,748)     3,970,343
                                                   ===========     ==========    ==========     ==========

7.   Income Tax Information

     The following information for the Funds is presented on an income tax basis as of December 31, 2001:

                                                                                         Net Unrealized
                                                               Gross          Gross       Appreciation/
                                             Cost of        Unrealized     Unrealized    (Depreciation)
                                           Investments     Appreciation   Depreciation   on Investments
                                           -----------     ------------   ------------   --------------
Strong Enterprise Fund                    $355,537,635     $27,250,178    $ 5,277,183      $21,972,995
Strong Growth 20 Fund                      330,157,092      52,352,351      2,646,093       49,706,258
Strong Technology 100 Fund                 166,966,359      19,187,148     30,156,866      (10,969,718)
Strong U.S. Emerging Growth Fund            70,555,523      17,145,033      1,557,975       15,587,058

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The tax components of dividends paid during the year ended December 31, 2001, capital loss carryovers (expiring in varying amounts through 2009) as of December 31, 2001, and tax basis post-October losses as of December 31, 2001, which are not recognized for tax purposes until the first day of the following fiscal year are:

                                     Ordinary          Long-Term      Net Capital
                                      Income         Capital Gains       Loss      Post-October
                                   Distributions     Distributions   Carryovers      Losses
                                   --------------    -------------   ------------  -----------
Strong Enterprise Fund                  $--               $--        $295,998,843   $       --
Strong Growth 20 Fund                    --                --         359,171,361    1,445,566
Strong Technology 100 Fund               --                --         211,730,796    3,048,449
Strong U.S. Emerging Growth Fund         --                --          43,437,514    2,581,395

     For corporate shareholders in the Funds, the percentages of dividend income distributed for the year ended December 31, 2001, which are designated as qualifying for the dividends-received deduction, are as follows (unaudited): Strong Enterprise Fund 0.0%, Strong Growth 20 Fund 0.0%, Strong Technology 100 Fund 0.0% and Strong U.S. Emerging Growth Fund 0.0%.

--------------------------------------------------------------------------------
8.   Results of Special Meeting of Shareholders of the Funds (Unaudited)

     At an Annual Meeting of Shareholders of the Funds held on July 20, 2001, shareholders approved the following proposals: To approve a new advisory agreement between Strong Capital Management, Inc. and Strong Equity Funds, Inc. on behalf of:



                                              For            Against       Abstain    Broker non-votes
                                              ---            -------       -------    ----------------
     Strong Enterprise Fund              8,011,078.393     571,627.975   203,148.699   2,271,652.000
     Strong Growth 20 Fund              11,585,223.261     822,097.061   302,760.994   4,062,468.000
     Strong Technology 100 Fund         14,511,039.170   1,054,837.952   346,366.269   3,591,215.000
     Strong U.S.Emerging Growth Fund     2,617,911.677     287,496.691    46,689.539     712,532.000

     To ratify the selection of PricewaterhouseCoopers LLP as the Fund's
     Independent Auditors:

                                              For            Against       Abstain
                                              ---           ----------   ----------
     Strong Enterprise Fund             10,747,894.171     131,765.616   177,847.280
     Strong Growth 20 Fund              16,376,725.853     153,627.808   242,195.655
     Strong Technology 100 Fund         18,961,995.095     259,690.409   281,772.887
     Strong U.S. Emerging Growth Fun     3,594,361.977      29,431.062    40,836.868

     To elect members to the Board of Directors of Strong Equity Funds, Inc. (Strong Enterprise Fund, Strong Growth 20 Fund, Strong Technology 100 Fund and Strong U.S. Emerging Growth Fund):




                      Director                  Affirmative           Withhold
                      --------                  -----------           --------
                   Richard S. Strong          158,632,363.369       4,338,287.136
                    Willie D. Davis           159,350,797.294       3,619,853.211
                    William F. Vogt           159,553,410.765       3,417,239.740
                    Marvin E. Nevins          159,213,881.331       3,756,769.174
                   Stanley Kritzik            159,356,112.695       3,614,537.810
                     Neal Malicky             159,442,447.758       3,528,202.747

     To approve a plan of reorganization, including an amendment to the Articles of Incorporation of Strong Equity Funds, Inc., to reorganize the Strong Internet Fund into the Strong Technology 100 Fund.


                  For                Against          Abstain        Broker non-votes
                  ---                -------          -------        ----------------
             14,557,247.116       1,044,220.563     310,775.712       3,591,215.000

9.   Acquisition Information

     Effective August 31, 2001, the Strong Technology 100 Fund acquired, through a non-taxable exchange, substantially all of net assets of Strong Internet Fund. Strong Technology 100 Fund issued 4,184,860 shares (valued at $19,784,771) for the 8,093,800 shares of Strong Internet Fund outstanding at August 31, 2001. The net assets of $19,779,903 of Strong Internet Fund included net unrealized depreciation on investments of $3,614,833 and accumulated net realized losses of $30,310,507. The Strong Internet Fund also had capital loss carryovers, which were combined with those of Strong Technology 100 Fund. Subject to IRS regulations, the Strong Technology 100 Fund may use $7,268,041 of capital loss carryovers from Strong Internet Fund. Strong Technology 100 Fund utilized $331,229 of these capital loss carryforwards in 2001. Strong Technology 100 Fund's Statement of Operations for the year ended December 31, 2001 does not include preacquisition activity of Strong Internet Fund.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG ENTERPRISE FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                           Year Ended
                                                                       -----------------------------------------------
                                                                       Dec.  31,    Dec. 31,    Dec.  31,    Dec. 31,
Selected Per-Share Data/(a)/                                             2001         2000        1999       1998/(b)/
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $28.37      $41.24      $14.74      $10.00

Income From Investment Operations:
   Net Investment Loss                                                    (0.31)      (0.28)      (0.09)      (0.01)
   Net Realized and Unrealized Gains (Losses) on Investments              (5.92)     (12.04)      27.43        4.75
----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                       (6.23)     (12.32)      27.34        4.74

Less Distributions:
   From Net Realized Gains                                                   --       (0.55)      (0.84)      (0.00)/(c)/
-----------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                       --       (0.55)      (0.84)      (0.00)/(c)/
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $22.14      $28.37      $41.24      $14.74
=======================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
   Total Return                                                          -22.0%      -29.8%     +187.8%      +47.4%
   Net Assets, End of Period (In Millions)                                 $372        $575        $571         $11
   Ratio of Expenses to Average Net Assets Without Directed
     Brokerage and Earnings Credits                                        1.8%        1.4%        1.4%        2.0%*
   Ratio of Expenses to Average Net Assets                                 1.8%        1.4%        1.4%        2.0%*
   Ratio of Net Investment Loss to Average Net Assets                     (1.2%)      (0.7%)      (1.0%)      (0.9%)*
   Portfolio Turnover Rate/(d)/                                          629.8%      473.7%      178.1%       95.7%

STRONG ENTERPRISE FUND -- ADVISOR CLASS
-----------------------------------------------------------------------------------------------
                                                                             Year Ended
                                                                         ----------------------
                                                                         Dec.31,     Dec.31,
Selected Per-Share Data/(a)/                                              2001       2000/(e)/
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $28.31     $51.32

Income From Investment Operations:
   Net Investment Loss                                                    (0.21)     (0.03)
   Net Realized and Unrealized Losses on Investments                      (6.06)    (22.43)
-----------------------------------------------------------------------------------------------
   Total from Investment Operations                                       (6.27)    (22.46)

Less Distributions:
   From Net Realized Gains                                                   --      (0.55)
-----------------------------------------------------------------------------------------------
   Total Distributions                                                       --      (0.55)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $22.04     $28.31
===============================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------
   Total Return                                                          -22.2%     -43.7%
   Net Assets, End of Period (In Millions)                                   $1         $0/(f)/
   Ratio of Expenses to Average Net Assets Without Waivers,
     Absorptions, Directed Brokerage and Earnings Credits                  2.1%       2.0%*
   Ratio of Expenses to Average Net Assets                                 2.1%       1.9%*
   Ratio of Net Investment Loss to Average Net Assets                     (1.6%)     (1.2%)*
   Portfolio Turnover Rate/(d)/                                          629.8%     473.7%

   * Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the period from September 30, 1999 (inception) to December 31, 1998.
 (c) Amount calculated is less than $0.005.
 (d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (e) For the period from February 25,
     2000 (commencement of class) to December 31, 2000.
 (f) Amount is less than $500,000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG GROWTH 20 FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                   Year Ended
                                                                  ------------------------------------------------
                                                                  Dec. 31,  Dec.31,  Dec. 31,  Dec.31,   Dec. 31,
Selected Per-Share Data/(a)/                                        2001     2000     1999      1998     1997/(b)/
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $25.13    $30.63   $15.44    $11.31      $10.00
Income From Investment Operations:
   Net Investment Loss                                             (0.15)    (0.10)   (0.08)    (0.08)      (0.01)
   Net Realized and Unrealized Gains (Losses) on Investments      (10.24)    (3.05)   16.60      4.21        1.40
------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                               (10.39)    (3.15)   16.52      4.13        1.39
Less Distributions:
   In Excess of Net Investment Income                                 --        --       --     (0.00)/(c)/ (0.08)
   From Net Realized Gains                                            --     (2.35)   (1.33)       --        --
------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                --     (2.35)   (1.33)    (0.00)/(c)/ (0.08)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $14.74    $25.13   $30.63    $15.44      $11.31
==================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------
   Total Return                                                   -41.4%    -10.3%  +109.5%    +36.5%      +13.9%
   Net Assets, End of Period (In Millions)                          $361      $766     $466       $71         $60
   Ratio of Expenses to Average Net Assets Without Directed
     Brokerage and Earnings Credits                                 1.5%      1.3%     1.4%      1.5%        1.4%*
   Ratio of Expenses to Average Net Assets                          1.5%      1.3%     1.4%      1.5%        1.4%*
   Ratio of Net Investment Loss to Average Net Assets              (0.8%)    (0.4%)   (0.6%)    (0.6%)      (0.3%)*
   Portfolio Turnover Rate/(d)/                                   658.7%    521.0%   432.3%    541.2%      250.1%

STRONG GROWTH 20 FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                         Year Ended
                                                                                    ---------------------
                                                                                    Dec. 31,     Dec. 31,
Selected Per-Share Data/(a)/                                                          2001       2000/(e)/
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                 $25.06        $36.61
Income From Investment Operations:
   Net Investment Loss                                                                (0.12)        (0.02)
   Net Realized and Unrealized Losses on Investments                                 (10.25)        (9.18)
---------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                                  (10.37)        (9.20)
Less Distributions:
   From Net Realized Gains                                                               --         (2.35)
---------------------------------------------------------------------------------------------------------
   Total Distributions                                                                   --         (2.35)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                       $14.69        $25.06
=========================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------
   Total Return                                                                      -41.4%        -25.2%
   Net Assets, End of Period (In Millions)                                              $10            $5
   Ratio of Expenses to Average Net Assets Without Waivers,
     Absorptions, Directed Brokerage and Earnings Credits                              1.6%          2.0%*
   Ratio of Expenses to Average Net Assets                                             1.6%          1.9%*
   Ratio of Net Investment Loss to Average Net Assets                                 (0.9%)        (1.0%)*
   Portfolio Turnover Rate/(d)/                                                      658.7%        521.0%

   * Calculated on an annualized basis.

 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the period from June 30, 1997 (inception) to December 31, 1997.
 (c) Amount calculated is less than $0.005.
 (d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (e) For the period from February 25, 2000 (commencement of class) to December 31, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG TECHNOLOGY 100 FUND
--------------------------------------------------------------------------------

                                                                   Year Ended
                                                                -----------------
                                                                Dec. 31,  Dec. 31,
Selected Per-Share Data/(a)/                                      2001     2000
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $8.04    $10.00
Income From Investment Operations:
   Net Investment Loss                                          (0.10)    (0.11)
   Net Realized and Unrealized Losses on Investments            (3.13)    (1.85)
--------------------------------------------------------------------------------
   Total from Investment Operations                             (3.23)    (1.96)
Less Distributions:
   From Net Investment Income                                      --        --
--------------------------------------------------------------------------------
   Total Distributions                                             --        --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $4.81     $8.04
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
   Total Return                                                -40.2%    -19.6%
   Net Assets, End of Period (In Millions)                       $158      $248
   Ratio of Expenses to Average Net Assets Without Directed
     Brokerage and Earnings Credits                              2.2%      1.6%
   Ratio of Expenses to Average Net Assets                       2.2%      1.6%
   Ratio of Net Investment Loss to Average Net Assets           (1.9%)    (1.3%)
   Portfolio Turnover Rate                                     558.1%    688.4%

STRONG U.S. EMERGING GROWTH FUND
--------------------------------------------------------------------------------

                                                                                     Year Ended
                                                                            -----------------------------
                                                                            Dec. 31,    Dec. 31,  Dec. 31,
Selected Per-Share Data/(a)/                                                  2001        2000      1999
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                           $19.17     $19.59   $10.00
Income From Investment Operations:
   Net Investment Loss                                                          (0.23)     (0.19)   (0.11)
   Net Realized and Unrealized Gains (Losses) on Investments                    (3.77)      0.22     9.99
---------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                             (4.00)      0.03     9.88
Less Distributions:
   From Net Realized Gains                                                         --      (0.45)   (0.29)
---------------------------------------------------------------------------------------------------------
   Total Distributions                                                             --      (0.45)   (0.29)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                 $15.17     $19.17   $19.59
=========================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------
   Total Return                                                                -20.9%      +0.3%   +98.9%
   Net Assets, End of Period (In Millions)                                        $86       $112      $36
   Ratio of Expenses to Average Net Assets Without Waivers,
     Absorptions and Earnings Credits                                            1.6%       1.4%     1.9%
   Ratio of Expenses to Average Net Assets                                       1.6%       1.4%     1.8%
   Ratio of Net Investment Loss to Average Net Assets                           (1.5%)     (1.2%)   (1.5%)
   Portfolio Turnover Rate                                                     168.2%     186.8%   281.1%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Strong Aggressive Growth Funds:


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Enterprise Fund, Strong Growth 20 Fund, Strong Technology 100 Fund and Strong U.S. Emerging Growth Fund (four of the series constituting Strong Equity Funds, Inc.) (all four collectively constituting Strong Aggressive Growth Funds, hereafter referred to as the "Funds") at December 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 4, 2002

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 64 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.

     Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.


Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

     Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

     Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

Marvin E. Nevins (DOB 7-9-18), Director of the Strong Funds since September
1981.

     Private Investor. He was a Director of A-Life Medical, Inc. (a medical coding company), San Diego, CA from 1996 until 2000, Surface Systems, Inc. (a weather information company), St. Louis, MO from 1992 until 2001, and Waukesha National Bank. He was also a regent of the Milwaukee School of Engineering and a member of the Board of Trustees of the Medical College of Wisconsin and Carroll College. From 1980 until 1981, Mr. Nevins was Chairman of the Wisconsin Association of Manufacturers & Commerce and was Co-Founder and Chairman of Wisconsin Centrifugal Inc. (an industrial manufacturing company) from 1945 until 1980.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

     Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association -- Western Section and a Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Rhonda K. Haight (DOB 11/13/64), Assistant Treasurer of the Strong Funds.

     Ms. Haight has been an Accountant in the corporate Finance Department of the Advisor since July 2001. Ms. Haight was Manager of the Mutual Fund Accounting Department of the Advisor from January 1994 to June 2001. From May 1990 to January 1994, Ms. Haight was a supervisor in the Mutual Fund Accounting Department of the Advisor. From June 1987 to May 1990, Ms. Haight was a Mutual Fund Accountant of the Advisor.


Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

     Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001, Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse -Madison.


Richard W. Smirl (DOB 4-18-67), Secretary of the Strong Funds since November
2001.

     Mr. Smirl has been Assistant Executive Vice President and Assistant Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of the Distributor since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young and Logan. From September 1992 to September 1999, Mr. Smirl was an associate at Keesal, Young and Logan.


Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

     Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP, a Milwaukee law firm. From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association and/or certain of its subsidiaries.

Dennis A. Wallestad (DOB 11-3-62), Vice President of the Strong Funds since October 1999.

     Mr. Wallestad has been Assistant Executive Vice President of the Advisor since April 2001 and Director of Finance and Operations of the Advisor since November 1999. From November 1999 to April 2001, Mr. Wallestad was Senior Vice President of the Advisor. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen LLP in Milwaukee. Mr. Wallestad completed a Masters of Accountancy from the University of Oklahoma from September 1989 to August 1991.


John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

     Mr. Widmer has been Treasurer of the Advisor since April 1999. From May 1997 to April 1999, Mr. Widmer was the Manager of Financial Management and Sales Reporting Systems. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.


Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

     Mr. Zoeller has been Secretary of the Advisor since December 2001, Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.


     Except for Messrs. Nevins, Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard #1006, Naples, FL 34108. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.


     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3683.

NOTES
--------------------------------------------------------------------------------
34

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Directors
    Richard S. Strong
    Willie D. Davis
    Stanley Kritzik
    Neal Malicky
    Marvin E. Nevins
    William F. Vogt


Officers

    Richard S. Strong, Chairman of the Board
    Dennis A. Wallestad, Vice President
    Thomas M. Zoeller, Vice President
    Richard W. Smirl, Secretary
    Susan A. Hollister, Vice President and Assistant Secretary
    Gilbert L. Southwell, III, Assistant Secretary
    John W. Widmer, Treasurer
    Rhonda K. Haight, Assistant Treasurer

Investment Advisor

    Strong Investor Services, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin 53201


Distributor

    Strong Investments, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin 53201


Custodian

    State Street Bank and Trust Company
    801 Pennsylvania Avenue, Kansas City, Missouri 64105


Transfer Agent and Dividend-Disbursing Agent

    Strong Investor Services, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin 53201


Independent Accountants

    PricewaterhouseCoopers LLP
    100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202


Legal Counsel

    Godfrey & Kahn, S.C.
    780 North Water Street, Milwaukee, Wisconsin 53202


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This report does not constitute an offer for the sale of securities. Strong
Funds are offered for sale by prospectus only. Securities offered through Strong Investments, Inc. RT19942-1201





Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com

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To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683


Visit our web site at
www.Strong.com

[STRONG LOGO]


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